EXHIBIT 23.01

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in the Registration Statements No.'s 333-75904, 333-61905, 333-86871, 333-22499 and 333-43305 on Form S-8 of
our report dated August 13, 2002, appearing in this Annual Report on Form 10-K of Windswept Environmental Group, Inc. for the year ended July 2, 2002.

/s/ Deloitte & Touche LLP

Jericho, New York
September 23, 2002